EXHIBIT 10.2



                                                       EXECUTION COPY

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                              FIRST AMENDMENT

                                     TO

                          NOTE PURCHASE AGREEMENT

                                by and among

                               WORLDCOM, INC.

                                    and

                       INTERMEDIA COMMUNICATIONS INC.



                       Dated as of February 15, 2001


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            FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of
February 15, 2001 (this "First Amendment"), by and among WORLDCOM, INC., a Georgia corporation ("Wildcat"), and INTERMEDIA COMMUNICATIONS INC., a Delaware corporation (the "Company").

            WHEREAS, Wildcat and the Company have entered into a Note Purchase Agreement, dated as of October 31, 2000 (the "Note Purchase Agreement"), pursuant to which Wildcat has agreed to purchase from the Company, and the Company has agreed to sell to Wildcat, certain of the Company's 14.12% Senior Subordinated Notes due 2009, all upon the terms and subject to the conditions set forth therein;

            WHEREAS, in consideration of the Company's willingness to enter into this First Amendment, Wildcat has agreed to adopt the amendments to the Note Purchase Agreement set forth herein;

            WHEREAS, in consideration of Wildcat's willingness to enter into this First Amendment, the Company has agreed to adopt the amendments to the Note Purchase Agreement set forth herein;

            WHEREAS, Wildcat, the Company, Dove and certain other parties are entering into a Memorandum of Understanding, dated as of the date of this First Amendment, for the purpose of, inter alia, settling the shareholder litigation captioned In re Digex, Inc. Shareholders Litigation (Consolidated Civil Action No. 18336 NC);

            WHEREAS, Wildcat, Merger Sub (as defined in the Merger Agreement) and the Company are entering into a First Amendment, dated as of the date hereof, to the Merger Agreement (the "Merger Agreement
Amendment");

            WHEREAS, the Board of Directors of the Company has approved, and deems it advisable and in the best interests of the Company's stockholders to enter into, this First Amendment;

            WHEREAS, the Board of Directors of Wildcat has approved, and deems it advisable and in the best interests of Wildcat's shareholders to enter into, this First Amendment;

            WHEREAS, except as amended by this First Amendment it is intended that the Note Purchase Agreement shall remain in full force and effect with no amendment or modification thereto other than as set forth herein; and

            WHEREAS, capitalized terms used herein and not defined herein shall have the respective meanings given in the Note Purchase Agreement;

            NOW THEREFORE, the parties hereby agree as follows:


                                 ARTICLE I

                             CERTAIN AMENDMENTS

            Section 1.1 Certain Amendments.

                  (a)   The following is hereby added to the end of Section
5.07 of the Note Purchase Agreement:

      "For the purpose of this Section 5.07, no action, suit or proceeding (each an "Event") shall be deemed, individually or in the aggregate, to reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries if and to the extent such Event is based on or arising out of the Merger Agreement, the Voting Agreement or the transactions contemplated thereby. As of the date of the First Amendment, there is no Event based on or arising out of the Merger Agreement, the Voting Agreement (as defined in the Merger Agreement) or the transactions contemplated thereby other than as set forth on Attachment I to the First Amendment."

                  (b) The following is added to the end of Article V of the Note Purchase Agreement:

            "SECTION 5.20. First Amendment. As of the date of the First Amendment, to the Knowledge of the Company or any of its Subsidiar-ies, all of the representations and warranties of the Company in this Agreement that are qualified by reference to Material Adverse Effect are true and correct, ignoring, for purposes of this Section 5.20, clauses (iv) and (v) of the definition of "Material Adverse Effect".

                  (c) The words "Material Adverse Event" at the end of
Section 5.18 of the Note Purchase Agreement are hereby deleted and replaced with the words "Material Adverse Effect".

                  (d) The definition of "Material Adverse Effect" set forth in Schedule A to the Note Purchase Agreement is hereby amended to read as follows:

                  "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes, except in each case for those (i) resulting from the announcement of the Merger or the marketing of any assets of the Company by you, (ii) relating to the economy or the securities markets in general or the industries in which the Company and its Subsidiaries operate in general, (iii) arising from or relating to any of the Events set forth on Attachment I to the First Amendment, (iv) arising prior to the date of the First Amendment or
      (v) consisting of any deterioration in the business substantially resulting from circumstances or trends existing as of the date of the First Amendment or in the results of operations or any consequential changes in financial condition, in each case of the Company and/or its Subsidiaries, whether individually or in the aggregate; provided that this clause (v) shall not be applicable in connection with Sections 5.01, 5.04, 5.06, 5.11 and 5.18 of this Agreement."

                  (e) The following is hereby added to Schedule A to the Note Purchase Agreement:

                  "First Amendment" means the First Amendment to the Agreement dated as of February 15, 2001."

                  (f) The following is added to the end of Article V of the Note Purchase Agreement:

                  SECTION 22.07  Interpretation. When a reference is
      made in this Agreement to a recital, Article, Section, Schedule or Exhibit, such reference shall be to a recital, Article or Section of, or Schedule or Exhibit to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. References to this Agreement or the Merger Agreement shall be references to this Agreement or the Merger Agreement as amended or supplemented; provided, however, that references "to the date hereof" or "the date of this Agreement" shall be references to October 31, 2000 and references to the date of the First Amendment shall be references to February 15, 2001."


                                 ARTICLE II

                               MISCELLANEOUS

            Section 2.1 Note Purchase Agreement. Except as amended hereby, the provisions of the Note Purchase Agreement shall remain in full force and effect with no amendment or modification thereto other than as set forth herein.

            Section 2.2 Entire Agreement. Other than the Note Purchase Agreement (including the exhibits, schedules, documents and instruments referred to therein), the Registration Rights Agreement, the Merger Agreement (and subject to Section 8.4 thereof) and the Merger Agreement Amendment, this First Amendment constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter of this First Amendment.

            Section 2.3 Governing Law. THIS FIRST AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING
CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

            Section 2.4 Counterparts. This First Amendment may be executed in two or more counterparts which together shall constitute a single instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

            Section 2.5 Successors and Assigns. All covenants and other agreements contained in this First Amendment by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.



                      [SIGNATURE PAGE FOLLOWS]



            IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed, by their respective duly authorized officers, on the date first above written.


                                        WORLDCOM, INC.


                                        By: /s/   Michael H. Salsbury
                                           --------------------------------
                                           Name:  Michael H. Salsbury
                                           Title: General Counsel


                                        INTERMEDIA COMMUNICATIONS INC.


                                        By: /s/   David C. Ruberg
                                           ---------------------------------
                                           Name:  David C. Ruberg
                                           Title: President and CEO





                                                                ATTACHMENT I
                                                          TO FIRST AMENDMENT


In re Digex, Inc. Shareholders Litigation
-----------------------------------------
(Consolidated Civil Action No. 18336 NC)
(Delaware Chancery Court)

Monteforte v. Intermedia Communications Inc., et al.
----------------------------------------------------
(Civil Action No. 0008844)
(Florida Circuit Court)